UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: January 8, 2004

NATIONAL FINANCIAL PARTNERS CORP.

(Exact name of registrant as specified in its charter)

001-31781

(Commission File Number)

Delaware	13-4029115
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

787 Seventh Avenue, 49th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description

99.1	Materials to be presented at the National Financial Partners Corp. (the “Company”) Austin Analyst/Investor Trip on January 7, 2004 and January 8, 2004.

Item 9.    Regulation FD Disclosure.

The materials attached hereto as Exhibit 99.1 will be presented at the National Financial Partners Corp. Austin Analyst/Investor Trip on January 7, 2004 and January 8, 2004, and may be used during various other presentations to analysts and investors.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp.

Date: January 8, 2004

By:	/S/ MARK C. BIDERMAN

Name:	Mark C. Biderman
Title:	Executive Vice President and Chief Financial Officer (Principal financial officer and principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Materials to be presented at the National Financial Partners Corp. (the “Company”) Austin Analyst/Investor Trip on January 7, 2004 and January 8, 2004.